EXHIBIT 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
UNDER SECTION 906 OF THE
SARBANES OXLEY ACT OF 2002, 18 U.S.C. § 1350
In connection with the Annual Report on Form 10-K of Vitesse Energy, Inc. (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert W. Gerrity, Chief Executive Officer of the Company, and David R. Macosko, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
(1)    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date:    February 16, 2023                /s/ Robert W. Gerrity____________
Robert W. Gerrity
Chairman and Chief Executive Officer
Date:    February 16, 2023                /s/ David R. Macosko____________
David R. Macosko
Chief Financial Officer